EXPLANATORY NOTE

The sole purpose of this filing is to file revised risk/return summary information for the WisdomTree Total Dividend Fund, WisdomTree Equity Income Fund, WisdomTree MidCap Dividend Fund, WisdomTree SmallCap Dividend Fund, WisdomTree Total Earnings Fund, WisdomTree MidCap Earnings Fund, and WisdomTree SmallCap Earnings Fund in interactive data format.

Exhibit Index

Exhibit Number	Description

EX-101.INS	XBRL Instance Document

EX-101.SCH	XBRL Taxonomy Extension Schema Document

EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase

EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase

EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase

EX-101.PRE	XBRL Taxomony Extension Presentation Linkbase